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                                                                    EXHIBIT 23.2

                                CONSENT OF KPMG


The Board of Directors
Comdisco, Inc.:


     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.



/s/ KPMG LLP
Chicago, Illinois

August 30, 2000